                                                                    EXHIBIT 4.11



                      Form of 7.70% Senior Notes due 2004
                         (Fremont General Corporation)



THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN VIOLATION OF THE SECURITIES ACT OR SUCH OTHER SECURITIES LAWS. THIS NOTE MAY BE TRANSFERRED ONLY IN PRINCIPAL AMOUNTS OF $1,000 AND INTEGRAL MULTIPLES THEREOF. THE HOLDER HEREOF, BY PURCHASING OR ACCEPTING THIS NOTE, AGREES FOR THE BENEFIT OF FREMONT GENERAL CORPORATION (THE "COMPANY") THAT THIS NOTE MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CREDIT SUISSE FIRST BOSTON CORPORATION, GOLDMAN, SACHS & CO. OR WARBURG DILLON READ LLC (THE "INITIAL PURCHASERS"), OR BY, THROUGH, OR IN A TRANSACTION APPROVED BY, THE INITIAL PURCHASERS, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE

PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A (A "QIB"), THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QIBS) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (4) TO AN INSTITUTIONAL INVESTOR THAT QUALIFIES AS AN ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR"), THAT IS ACQUIRING A MINIMUM OF $100,000 AGGREGATE PRINCIPAL AMOUNT OF NOTES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (5) TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING A MINIMUM OF $100,000 AGGREGATE PRINCIPAL AMOUNT OF NOTES IN AN OFFSHORE TRANSACTION PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED THAT THE AGREEMENT OF THE HOLDER HEREOF IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE HOLDER'S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL. WITH RESPECT TO ANY RESALE OR OTHER TRANSFER OF THIS NOTE, IF IN CERTIFICATED FORM, DESCRIBED IN CLAUSE (2), (4) OR
(5) ABOVE, THE TRUSTEE, WILL REQUIRE THE SUBMISSION TO IT OF A DULY COMPLETED BOND POWER IN THE FORM ATTACHED TO THE OFFERING MEMORANDUM RELATING TO THIS NOTE AS ANNEX A; PROVIDED THAT THE FOREGOING SUBMISSION SHALL NOT BE REQUIRED IF THIS LEGEND HAS BEEN REMOVED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE INDENTURE.

BY PURCHASING OR ACCEPTING THIS NOTE, THE HOLDER HEREOF REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY (1) IT IS (A) A QIB ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE
QIBS) AND IT IS AWARE THAT THE RESALE OR OTHER TRANSFER TO IT IS BEING MADE IN RELIANCE ON RULE 144A OR (B) AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING A MINIMUM OF $100,000 AGGREGATE PRINCIPAL AMOUNT OF NOTES (Y) FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (Z) IN AN OFFSHORE TRANSACTION PURSUANT TO AN



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EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S UNDER THE SECURITIES ACT
AND, IN EACH CASE, THAT IT IS ABLE TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THIS NOTE AND HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF ACQUIRING THIS NOTE AND (2) IT WILL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE AND OTHER TRANSFER RESTRICTIONS REFERRED TO ABOVE AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, THAT SUCH PURCHASER SHALL BE DEEMED TO HAVE REPRESENTED AS TO THE MATTERS IN CLAUSE (1) OF THIS SENTENCE AND THAT SUCH PURCHASER SHALL BE DEEMED TO HAVE AGREED TO NOTIFY ITS SUBSEQUENT TRANSFEREES AS TO THE FOREGOING.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL OF THE NOTES.


No.                                                                $___________
CUSIP No.  356609AA5

                           FREMONT GENERAL CORPORATION

                           7.70% Senior Notes due 2004

        Fremont General Corporation, a Nevada corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ____________________ ($___________) on March 17, 2004, and to pay interest thereon from March 17, 1999 or from the most recent date to which interest has been paid or duly provided for, semiannually on March 17 and September 17 in each year (each, an "Interest Payment Date"), commencing September 17, 1999, at the rate of 7.70% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 2 or September 2 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of Notes of this series not less than 30 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities



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exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated as of March 17, 1999 between the Company and the Initial Purchaser named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 90th calendar day following the Original Issue Date, (b) the Exchange Offer Registration Statement is not declared effective on or prior to the 150th calendar day following the Original Issue Date, (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) with respect to the Notes is not declared effective on or prior to the earlier of (x) the 30th day following the date on which the Exchange Offer Registration Statement is declared effective and (y) the 180th day following the Original Issue Date or (d) the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable (each such event referred to in clauses (a) through (d), a "Registration Default") then the interest rate borne by the Notes shall be increased by one-quarter of one percent (0.25%) per annum immediately upon the occurrence of each Registration Default, which rate will increase by one-quarter of one percent (0.25%) per annum at the beginning of each 90-day period (or portion thereof) that such additional interest continues to accrue under any circumstance; provided that the aggregate amount of any such increase in the interest rate on the Notes pursuant to the foregoing provisions shall in no event exceed one percent (1.00%) per annum; and provided, further, that if the Exchange Offer Registration Statement is not declared effective on or prior to the 150th day following the Original Issue Date, and this Note is owned by a Person (as defined in the Registration Rights Agreement) who does not comply in all material respects with its obligations under the third to the last paragraph of Section 3 of the Registration Rights Agreement, this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Original Issue Date. Upon (i) the filing of the Exchange Offer Registration Statement after the 90th day described in clause (a) above, (ii) the effectiveness of the Exchange Offer Registration Statement after the 150th day described in clause (b) above, (iii) the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, as the case may be, after the earlier of the 30th day and the 180th day described in clause (c) above, (iv) the cure of any Registration Default described in clause (d) above, or (v) the date on which all Registrable Securities are saleable pursuant to Rule 144(k) under the Securities Act (or any successor provision) the interest rate borne by this Note from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to 7.70% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note; provided, however, that if, after any such reduction in interest rate, a different event specified in clause (a), (b), (c) or (d) occurs, the interest rate will again be increased pursuant to the foregoing provisions.

        Payment of the principal of and the interest on this Note will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as



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such address shall appear in the Security Register; provided, further, that payment to the Depository Trust Company or any successor depository ("DTC") may be made by wire transfer to the account designated by DTC or such successor depository in writing.

        This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture dated as of March 1, 1999 (herein called, together with all indentures supplemental thereto, the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers' Certificate dated March 17, 1999 establishing the terms of the Notes pursuant to the Indenture.

        This Note is redeemable at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to the greater of
(i) 100% of the principal amount of this Note to be redeemed and (ii) the sum, as determined by the Independent Investment Banker (as defined below), of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed from the redemption date to March 17, 2004 (the "Remaining Term"), in each case, discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus, accrued but unpaid interest thereon to the redemption date.

        "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 50 basis points.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the Remaining Term that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term.

        "Comparable Treasury Price" means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

        "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.




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


        "Reference Treasury Dealer" means each of Merrill Lynch Government Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Warburg Dillon Read LLC, their affiliates, their respective successors and any other primary U.S. Government securities dealer in New York City (each a "Primary Treasury Dealer") selected by the Company in addition to, or in substitution for, such firm; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

        Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to the Holder hereof at its address as such address shall appear in the Security Register of the Company. Unless the Company defaults in payment of the redemption price and accrued interest on and after the redemption date, interest will cease to accrue on the principal amount of this Note called for redemption.

        Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

        If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note, at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

        As provided in the Indenture and subject to certain limitations set forth therein and in this Note, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Notes are issuable only in registered form without coupons in the denominations specified in the Officers' Certificate dated March 17, 1999 establishing the terms of the Notes, all as more fully provided in the Indenture and such Officers' Certificate. As provided in the Indenture and in such Officers' Certificate, and subject to certain limitations set forth in the Indenture, such Officers' Certificate and in this Note, the Notes are exchangeable for a like aggregate principal amount of Notes of this series in different authorized denominations, as requested by the Holders surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

        Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        The Indenture contains provisions whereby (i) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligation under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes of this series, and satisfies certain other conditions, all as more fully provided in the Indenture.

        This Note shall be governed by and construed in accordance with the laws of the State of New York.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  March 17, 1999

[Seal]                                FREMONT GENERAL CORPORATION



Attest:                               By:
       Name:                             Name:
       Title:                            Title:



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                      THE FIRST NATIONAL BANK OF CHICAGO
                                      as Trustee


                                      By:

                                                  Authorized Signatory

                                  ABBREVIATIONS


        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --    as tenants in common UNIF GIFT MIN ACT -- ____ Custodian ____

TEN ENT   --    as tenants by the entireties (Cust)     (Minor)

JT TEN    --    as joint tenants with right of survivorship Under Uniform Gifts to Minors

                and not as tenants in common            Act__________________

                                               (State)


               Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------------


---------------------------------------------------





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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE




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the within Note and all rights thereunder, hereby irrevocably constituting and appointing





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to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated:

               Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                                   BOND POWER

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF
THE UNDERSIGNED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER THIS NOTE:

        In connection with the resale or other transfer of the Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Initial Purchasers), the undersigned Holder certifies that, without utilizing any general solicitation or general advertising:

[CHECK ONE]

[ ] (a) Such Note is being transferred by the undersigned Holder to a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) Such Note is being transferred by the undersigned Holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned Holder has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control. The Notes are being transferred in a minimum aggregate principal amount of $100,000.

                                       or

[ ] (c) Such Note is being transferred by the undersigned Holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, in an "offshore transaction," as defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The Notes are being transferred in a minimum aggregate principal amount of $100,000.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Initial Purchasers), the Trustee shall not be obligated to register such Note in the name of any person other than the Holder thereof and until the conditions to any such transfer of registration set forth in this Note and in the Indenture shall have been satisfied.

Dated:
      ------------------------        -----------------------------------------
                                      [Type or print name of Holder]


                                      By:
                                         --------------------------------------


                                      The signature of the Holder must
                                      correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the Holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face hereof.

Dated:
      ------------------------        -----------------------------------------
                                      [Type or print name of transferee]


                                      By:
                                         --------------------------------------
                                                    Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the Holder hereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face hereof. The Notes are being acquired in a minimum aggregate principal amount of $100,000.

Dated:
      ------------------------        -----------------------------------------
                                      [Type or print name of transferee]



                                      By:
                                         --------------------------------------
                                                   Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. In addition, the undersigned transferee represents and warrants that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the Holder hereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face hereof. The Notes are being acquired in a minimum aggregate principal amount of $100,000.



Dated:
      ------------------------        -----------------------------------------
                                      [Type or print name of transferee]


                                       By:
                                          -------------------------------------
                                                       Executive Officer




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